Exhibit 10.3
PLEDGE AND SECURITY AGREEMENT
     This Pledge and Security Agreement (the “Pledge Agreement”) dated November 23, 2009, is between HILAND HOLDINGS GP, LP, a Delaware limited partnership (referred to herein as either “Hiland Holdings” “Borrower” or “Pledgor”) and COPPERMARK BANK, an Oklahoma state banking association (the “Secured Party”).
     WHEREAS, Pledgor and the Secured Party are entering into a Loan Agreement dated November 23, 2009 (together with all amendments, restatements, supplements and modifications in effect from time to time, referred to as the “Loan Agreement”) in which the Secured Party has agreed to loan Pledgor the sum of Five Million and No/100 Dollars ($5,000,000.00) as evidenced by that certain Promissory Note of even date herewith and Pledgor has agreed to pledge and grant a security interest in 2,321,471 common units of Hiland Partners, LP, a Delaware limited partnership (the “Limited Partnership”), represented by Certificate Nos. 84 and 252, CUSIP No. 431,291,103, and 3,060,000 subordinated units of the Limited Partnership represented by Certificate No. 7 (all of the common units and the subordinated units are referred to herein as the “Units”). All capitalized terms not defined herein shall have the meanings given to them in the Loan Agreement.
     WHEREAS, Pledgor has obtained, and will obtain, either directly or indirectly, benefits from the Loan and, accordingly, desires to execute this Pledge Agreement and other instruments as requested by the Secured Party (the “Security Instruments”) in order to induce the Secured Party to make the Loan.
     WHEREAS, it is a condition precedent to an Advance under the Loan that Pledgor shall have executed and delivered to the Secured Party this Pledge Agreement.
     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor does hereby covenant and agree as follows:
     1. Security for Secured Indebtedness. This Pledge Agreement is made by the Pledgor for the benefit of the Secured Party and Pledgor agrees to fully and promptly pay when due, whether at Maturity or earlier by reason of acceleration or otherwise, the debts, liabilities and obligations described as follows and to secure:
     A. The full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness of the Pledgor arising out of, or in connection with, the Loan Agreement, the Note, and the Loan Documents;
     B. Any and all sums advanced by the Secured Party in order to preserve the Pledged Collateral and/or preserve its security interest therein; and
     C. After an Event of Default shall have occurred and be continuing, in the event of any action or proceeding for the collection of the Secured Indebtedness, as defined below, or the enforcement of this Pledge Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys fees and court costs;
     All of such obligations, liabilities, indebtedness, sums and expenses referred to in sub-headings A through C of this Section 1 and all renewals, modifications and extensions thereof and all substitutions therefore are hereinafter sometimes referred to as the “Secured Indebtedness”. Pledgor shall also deliver simultaneously herewith, stock powers with signatures guaranteed executed in blank.
     2. Pledge and Grant of Security Interest. To secure the prompt and complete payment and performance of the Secured Indebtedness, Pledgor hereby pledges, assigns and grants to the Secured Party a security interest in all of its right, title interest and benefits, now owned or hereafter acquired, in:

     A. The Units;
     B. With respect to the Units, all (i) cash dividends declared or interest; (ii) dividends payable in the form of units or securities, (iii) dividends or distributions payable upon dissolution, partial or total liquidation, or in connection with a reduction of capital, capital surplus or paid-in surplus, and (iv) distributions, or all other additional units or other securities issued, with respect to or in lieu of the Units included in the Pledged Collateral (whether through unit split, spin-off, reclassification, warrant, options, merger, consolidation, sale of assets, combination of shares, or otherwise), all of which Secured Party shall be entitled to receive and retain as part of the Pledged Collateral;
     C. All proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Units, including, without limitation, proceeds in the form of accounts, chattel paper, instruments, documents, consumer goods, inventory and equipment.
     D. All accessions to, substitutions for and replacements, proceeds, including unit rights, additions, replacements, and accessions thereto and substitutions therefore; and
     E. All proceeds of any of the foregoing.
All of the foregoing being referred to as the “Pledged Collateral”.
     3. Representations and Warranties: Pledgor hereby represents, warrants and covenants as follows:
     A. Pledgor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral, free and clear of any security interests, mortgages, pledges, liens, and encumbrances, other than those created by this Pledge Agreement and Pledgor will not permit any security interests, mortgages, pledges, liens, or encumbrances to attach to the Pledged Collateral.
     B. The Pledged Collateral has been duly authorized, validly issued, is fully paid and non assessable.
     C. With respect to any certificates delivered to the Secured Party, either such certificates are securities as defined in Article 8 of the Uniform Commercial Code (“UCC”) or, if such certificates are not Securities, Pledgor has so informed the Secured Party so that the Secured Party may take steps to perfect its security interest therein as a General Intangible.
     D. All Pledged Collateral is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.
     E. None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.
     F. There are existing no options, warrants, calls or commitments of any character whatsoever relating to the Pledged Collateral or which obligate the issuer of any Units included in the Pledged Collateral to issue additional Units.
     G. No consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery and performance of this Pledge Agreement by, or for the exercise of the voting or other rights provided for in this Pledge Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement and the Loan Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

     4. Covenants as to Security Interest. Pledgor further covenants and agrees as follows:
     A. Not to encumber, rent, sell, create a security interest in, or otherwise sell, transfer, attempt to transfer, or dispose of any interest in the Pledged Collateral without the prior written consent of the Secured Party.
     B. Nonpayment of the Secured Indebtedness or noncompliance with or nonperformance of any other obligation of Pledgor under this Pledge Agreement or any Loan Document or any material misrepresentation or misstatement in connection herewith or with any Loan Document shall constitute a default under this Pledge Agreement.
     5. Further Assurances. Pledgor further agrees that:
     A. From time to time, at its expense, Pledgor will promptly cause to be executed and delivered to the Secured Party, in the future, additional Security Instruments, if Secured Party reasonably deems such are necessary, to insure perfection or maintenance of the Secured Party’s security interests and Liens in the Pledged Collateral or any part thereof and in Pledged Collateral as it is acquired in the future.
     B. The Secured Party is authorized to file any financing statements, continuation statements, lien entry forms or other similar documents which Secured Party deems necessary in order to protect, preserve, continue, perfect, extend or maintain a valid security interest in the Pledged Collateral to secure payment of the Secured Indebtedness. The Pledgor will take any and all actions necessary to defend title to the Pledged Collateral against all persons and to defend the security interest of the Secured Party in the Pledged Collateral and the priority thereof against any Lien not expressly permitted hereunder.
     C. To use its best efforts to cause the issuer, transfer agent or registrar of the Pledged Collateral to take all such actions and execute all such documents as maybe necessary or appropriate, upon the request of the Secured Party, including, but not limited to: (i) to remove any restrictive legends place on the Pledged Collateral that are not required legally to appear on the Pledged Collateral held by the Secured Party; (ii) after an Event of Default, to effect any sale or sales of the Pledged Collateral in accordance with any applicable rules under the Securities act of 1933; and (iii) after an Event of Default, to effect any sales or other disposition of the Pledged Collateral in any lawful public or private sale or other disposition.
     6. Exercise of Rights in Pledged Collateral. Without in any way limiting the foregoing and subject to clause (C) below:
     A. Pledgor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Pledge Agreement, the Loan Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of Secured Party in respect of the Pledged Collateral.
     B. Pledgor will permit Secured Party or its nominee at any time after the occurrence of an Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Pledged Collateral as if it were the absolute owner thereof.
     C. Pledgor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral to the extent not in violation of the Loan Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (i) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any

Pledged Collateral during the continuance of a Default or at any time in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (iii) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Pledge Agreement.
     D. All Excluded Payments and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Secured Party and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).
     7. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints the Secured Party as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from and after the occurrence of an uncured Event of Default, to endorse and collect any cash proceeds of the Pledged Collateral, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purpose of this Pledge Agreement including to obtain and adjust insurance required to be paid to the Secured Party pursuant to this Section 6; to ask, demand, collect, sue for, recover, compromise, receive Pledged Collateral; to take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise enforce compliance with the terms and conditions of any rights of the Secured Party respect to any of the Pledged Collateral; and if the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor.
     8. Proxy. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AS THE PROXY AND ATTORNEY IN FACT (AS SET FORTH IN SECTION 7 ABOVE) OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A UNMATURED DEFAULT.
     9. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IN THIS SECTION 9 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS PLEDGE AGREEMENT IS TERMINATED. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE SECURED PARTY NOR ANY OF ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THE SECURED PARTY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
     10. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in it possession if such Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accord its own property.
     11. Remedies in Case of an Event of Default. If any “Event of Default” (as defined in the Loan Agreement) shall have occurred and be continuing:
     A. Upon the occurrence of an Event of Default, the Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies of a secured party on default under the Uniform Commercial Code in effect at that time (the “UCC”) (whether or not the UCC applies to the affected Pledged Collateral) those rights and remedies provided in this Pledge Agreement, the Loan Agreement or any other Loan Document (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien); provided that, this Section shall not be understood to limit any rights or remedies available to Secured Party prior an Event of Default and also (i) is authorized, prior or subsequent to the institution of any foreclosure proceedings, to take possession of the Pledged Collateral and all books and records relating thereto, and to exercise without interference from the Pledgor any and all rights which the Pledgor has with respect to the management, possession, operation, protection or preservation of the Pledged Collateral. All costs, expenses and liabilities of every character incurred by the Pledgor in managing, operating, maintaining, protecting or preserving the Pledged Collateral shall constitute a demand obligation owing by the Pledgor hereunder, all of which shall constitute a portion of the Secured Indebtedness and shall be secured by this Pledge Agreement and by any other instrument securing the Secured Indebtedness. If necessary to obtain the possession provided for above, the Secured Party may invoke any and all remedies to dispossess Pledgor. In connection with any action taken by the Secured Party pursuant to this Section, the Secured Party shall not be liable for any loss sustained by Pledgor resulting from any act or omission of the Secured Party in managing the Pledged Collateral unless such loss is caused by the willful misconduct and bad faith of the Secured Party, nor shall the Secured Party be obligated to perform or discharge any obligation, duty or liability of Pledgor arising under any agreement forming a part of the Pledged Collateral or otherwise arising. Pledgor shall, and does hereby agree, to indemnify the Secured Party for, and to hold the Secured Party harmless from, any and all liability, loss or damage which may or might be incurred by the Secured Party by reason of this Pledge Agreement, or the exercise of rights or remedies hereunder; should the Secured Party incur any such liability, the amount thereof, including costs, expenses and reasonable attorney fees, shall be a demand obligation owing by Pledgor to the Secured Party and shall be a part of the Secured Indebtedness and shall be secured by this Pledge Agreement and any other instrument securing the Secured Indebtedness. Pledgor hereby assents to, ratifies, and confirms any and all actions of the Secured Party with respect to the Pledged Collateral taken under this Section.
     B. Without notice except as specified below, the Secured Party may sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Pledgor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Pledged Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Pledgor, addressed as set forth in Section 14, at least ten days prior to (i) the time and place of any such public sale or (ii) the time after which any such private sale or other disposition may be made. The Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made that the time and place to which it was so adjourned. Pledgor shall take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Secured Party to consummate a public sale or other disposition of the Pledged Collateral. To the maximum extent permitted by applicable law, Pledgor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Pledged Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, Pledgor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have now or hereafter existing which, but for this provision, might be applicable to the sale of any Pledged Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise. Except as otherwise specifically provided herein, Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Pledge Agreement or any Pledged Collateral.
     C. Concurrently with written notice to Pledgor, (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, (iii) exercise the voting and all other rights as a holder with respect thereto, (iv) collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof.
     D. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Pledged Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Pledged Collateral.
     E. Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit, the whole or any part of the Pledged Collateral so sold, free of any right of equity redemption, which equity redemption the Pledgor hereby expressly releases.
     F. Until Secured Party is able to effect a sale or other disposition of Pledged Collateral, Secured Party shall have the right to hold or use the Pledged Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Pledged Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Pledged Collateral and to enforce any of the Secured Party’s remedies (for the benefit of the Secured Party), with respect to such appointment without prior notice or hearing as to such appointment.
     G. Notwithstanding the foregoing, the Secured Party shall not be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against Pledgor or any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Pledged Collateral therefor or any direct or indirect guarantee thereof, (ii) resort to the Pledged Collateral in any particular order, or (iii) effect a public sale of any Pledged Collateral. The Secured Party may resort to any security given by this Pledge Agreement or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or liens evidenced by this Pledge Agreement or any other Loan Document.
     H. Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor or the issuer of the Pledged

Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Pledgor and the issuer would agree to do so.
     I. The proceeds of any sale received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be applied to the payment of any amounts payable to the Secured Party under the Note in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Indebtedness shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.
     J. All remedies herein expressly provided for are cumulative of any and all remedies existing at law or in equity, and the Secured Party shall, in addition to the remedies herein provided, be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of said indebtedness and the enforcement of the covenants herein and the foreclosure of the liens evidenced hereby, and the resort to any remedy provided for hereunder or provided by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.
     K. To the full extent Pledgor may do so, Pledgor agrees that Pledgor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Pledgor, for Pledgor, Pledgor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Pledged Collateral, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due to the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this section and now in force, of which Pledgor or Pledgor’s successors might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.
     L. Pledgor hereby authorizes and directs all parties under any contracts with Pledgor (“Contracting Parties”), upon written demand from the Secured Party, to pay any and all amounts due under such contract to the Secured Party. Pledgor hereby expressly relieves such Contracting Parties from any and all duty, liability or obligation to Pledgor in respect of the payments so made.
     M. At the request of Secured Party and during an Event of Default, Pledgor shall prepare and file, or cause an issuer of the Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as Secured Party may request, all in form and substance satisfactory to Secured Party, and furnish to the Secured Party, or cause an issuer of the Pledged Collateral to furnish to the Pledged , any information regarding the Pledged Collateral in such detail as the Secured Party may specify.
     12. Remedies Cumulative. Each right, power and remedy of the Secured Party provided for in this Pledge Agreement, the Mortgage, or any other Security Instrument, now or hereafter existing at law or in equity or by statute, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Pledge Agreement, the Mortgage, or any other Security Instrument or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate a as waiver thereof.
     13. Pledgor’s Obligations Absolute. The obligations of the Pledgor under this Pledge Agreement and the Security Instruments shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

     A. Any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Security Instrument, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;
     B. Any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;
     C. Any furnishing of any additional security to the Secured Party or any acceptance thereof or any release of any security by the Secured Party;
     D. Any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
     E. Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to either of the Pledgor, or any action taken with respect to this Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.
     14. Notices and Other Communications. Except as to verbal notices expressly authorized herein, which verbal notices shall be confirmed in writing, all notices, requests and communications hereunder shall be in writing (including by telegraph or telecopy). Unless otherwise expressly provided herein, any such notice, request, demand or other communication shall be deemed to have been duly given or made when delivered by hand, or, in the case of delivery by mail, deposited in the mail, certified mail, return receipt requested, postage prepaid, when receipt thereof is addressed as follows:
(a)  If to the Pledgor, to:
Hiland Holdings GP, LP
P.O. Box 5103
Enid, Oklahoma 73702-5103
Attn: Chief Financial Officer
Fax (580) 616-2080
(b)  If to the Secured Party, to:
Coppermark Bank
P.O. Box 25676
Oklahoma City, OK 73125-0676
Attn: Chris Mostek, Vice President
Fax (405) 858-8118
     Any party may, by proper written notice hereunder to the other, change the individuals or addresses to which such notices to it shall thereafter be sent.
     13. Amendments or Modifications. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
     14. Survival Upon Unenforceability. In the event any one or more of the provisions contained in any of the Loan Documents or in any other instrument referred to herein or executed in connection with the Secured Indebtedness shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of any Loan Document or of any other instrument referred to herein or executed in connection with such Secured Indebtedness.

     15. Entire Agreement. This Pledge Agreement and the Loan Documents constitute the entire agreement among the parties hereto with respect to the parties hereof and shall supersede any prior agreement between the parties hereto, whether written or oral, relating to the subject hereof. Furthermore, in this regard, this written agreement and the other written Loan Documents represent, collectively, the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     16. Loan Agreement. Pledgor acknowledges and agrees that the Loan Agreement is the legally valid and binding obligation of Pledgor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors‘ rights generally. This Agreement shall not be construed to amend the Loan Documents except as is expressly provided hereby. The obligations of Pledgor under the Loan Agreement are absolute, unconditional, irrevocable, and immediately effective without further act or deed required of any party. Pledgor ratifies, affirms and adopts all obligations as Pledgor’s own separate undertaking, and all terms and conditions as contained in the Loan Agreement are incorporated herein by reference.
     17. WAIVER OF RIGHTS TO JURY TRIAL. PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS PLEDGE AGREEMENT, THE NOTE, ANY LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THE LOAN.
     IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Pledge Agreement to be executed is executed as of the date first above written.

PLEDGOR:	Hiland Holdings GP, LP a Delaware limited partnership
	By:	Hiland Partners GP Holdings, LLC,
a Delaware limited liability company
its general partner

	By:	/s/ Matthew S. Harrison
Matthew S. Harrison
Vice President-Finance, Chief Financial Officer and Secretary

SECURED PARTY:	Coppermark Bank
	By:	/s/ Chris Mostek
Chris Mostek, Vice President